Redeemable Noncontrolling Interest	3 Months Ended
Mar. 31, 2023
Redeemable Noncontrolling Interest
Redeemable Noncontrolling Interest
12.	Redeemable Noncontrolling Interest

As a finder’s fee for the Lilly License, the Company’s consolidated subsidiary Z33 issued 4,900,222 shares of Z33 Series Seed Preferred Shares to Stone Peach. Zura has the right, but not the obligation to purchase up to 50% of the Series Seed Preferred Shares issued to Stone Peach at a price per share of $2.448869 for a period of two years from the date of the agreement. Stone Peach has the right, but not the obligation to sell up to 50% of the Series Seed Preferred Shares issued to Stone Peach to Zura for a price per share of $2.040724 (the “Put Option”). Stone Peach may exercise its option at any time between the first anniversary and the second anniversary of the transaction. As it is not possible to specifically identify the shares that may be redeemed by exercising the Put Option, and the applicable unit of account is each share, the Company assessed that each share must be considered redeemable until the exercise or the expiration of the Put Option. Accordingly, the Z33 Series Seed Preferred Shares issued to Stone Peach represents redeemable noncontrolling interest.

The redeemable noncontrolling interest is recognized at the redemption value as of the balance sheet date. As of March 31, 2023 and December 31, 2022, the redeemable noncontrolling interest balance was the redemption value of $10.0 million.